UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616
(Registrant’s telephone number, including area code)

PROPERTY SOLUTIONS ACQUISITION CORP.
654 Madison Avenue, Suite 1009
New York, New York 10065
(646) 502-9845

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	Nasdaq Stock Market
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 22, 2021, Faraday Future Intelligent Electric Inc. (f/k/a Property Solutions Acquisition Corp. (“PSAC”)), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (“Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Transactions under Items 3.03, 5.03, 5.05 and 5.06 of Form 8-K.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders approved and adopted the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 21, 2021. A copy of the Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to the Original Report and is incorporated herein by reference.

In connection with the consummation of the Business Combination, the Company also amended and restated its bylaws (the “Amended and Restated Bylaws”). A copy of the Amended and Restated Bylaws is included as Exhibit 3.2 to the Original Report and is incorporated herein by reference.

A description of the amendments included in the Amended and Restated Certificate of Incorporation and of the general effect of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws upon the rights of holders of the Company’s capital stock is set forth in the sections of the Proxy Statement entitled “The Charter Proposals,” “Comparison of Stockholders’ Rights,” and “Description of New FF Securities” beginning on page 125, page 217, and page 223, respectively, of the Proxy Statement and is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on July 21, 2021, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers, consultants, independent contractors and directors of the Company as well as a Code of Ethics for Senior Executive and Financial Officers applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Founder and Chief Product & User Ecosystem Officer (or persons performing similar functions to the aforementioned officers regardless of whether such persons are employed directly by the Company).

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination and the Merger Agreement are described in the sections of the Proxy Statement entitled “The Business Combination Proposal” and “The Merger Agreement” beginning on page 80 and page 94, respectively, of the Proxy Statement and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibits	Incorporation by Reference
2.1+	Agreement and Plan of Merger, dated as of January 27, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Annex A to Amendment No. 3 to Registration Statement on Form S-4 filed on June 23, 2021
2.2	First Amendment to Agreement and Plan of Merger, dated as of February 25, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.2 to Registration Statement on Form S-4 filed on April 5, 2021
2.3	Second Amendment to Agreement and Plan of Merger, dated as of May 3, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.3 to Amendment No. 1 to Registration Statement on Form S-4 filed on June 1, 2021
2.4	Third Amendment to Agreement and Plan of Merger, dated as of June 14, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.4 to Amendment No. 3 to Registration Statement on Form S-4 filed on June 23, 2021
2.5	Fourth Amendment to Agreement and Plan of Merger, dated as of July 12, 2021, by and among Property Solutions Acquisition Corp., PSAC Merger Sub Ltd., and FF Intelligent Mobility Global Holdings Ltd.	Exhibit 2.5 to the Current Report on Form 8-K filed on July 22, 2021.
3.1	Second Amended and Restated Certificate of Incorporation of the Company	Exhibit 3.1 to the Current Report on Form 8-K filed on July 22, 2021.
3.2	Amended and Restated Bylaws of the Company	Exhibit 3.3 to Registration Statement on Form S-4 filed on April 5, 2021
4.1	Specimen Common Stock Certificate	Exhibit 4.2 to Registration Statement on Form S-4 filed on April 5, 2021
4.2	Specimen Warrant Certificate	Exhibit 4.3 to Registration Statement on Form S-4 filed on April 5, 2021
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company	Exhibit 4.5 to Registration Statement on Form S-4 filed on April 5, 2021
10.1	Amended and Restated Registration Rights Agreement between the Company and certain holders identified therein.	Exhibit 10.1 to the Current Report on Form 8-K filed on July 22, 2021.
10.2	Form of Subscription Agreement between the Company and the subscribers party thereto.	Exhibit 10.10 to Registration Statement on Form S-4 filed on April 5, 2021
10.3	Shareholder Agreement between the Company and certain holders identified therein.	Exhibit 10.3 to the Current Report on Form 8-K filed on July 22, 2021
10.4	Form of Support Agreement between FF Intelligent Mobility Global Holdings Ltd. and FF Top Holding Ltd.	Exhibit 10.12 to Registration Statement on Form S-4 filed on April 5, 2021
10.5	Form of Support Agreement between FF Intelligent Mobility Global Holdings Ltd. and Season Smart Ltd.	Exhibit 10.13 to Registration Statement on Form S-4 filed on April 5, 2021
10.6	Form of Support Agreement between FF Intelligent Mobility Global Holdings Ltd. and Founding Future Creditors Trust.	Exhibit 10.14 to Registration Statement on Form S-4 filed on April 5, 2021
10.7	Sponsor Support Agreement between Property Solutions Acquisition Corp. and Property Solutions Acquisition Sponsor, LLC.	Exhibit 10.15 to Registration Statement on Form S-4 filed on April 5, 2021
10.8	Form of Lock-up Agreement between the Company and certain shareholders party thereto.	Exhibit 10.16 to Registration Statement on Form S-4 filed on April 5, 2021

10.9	Form of Lock-up Agreement between the Company and Property Solutions Acquisition Sponsor, LLC.	Exhibit 10.17 to Registration Statement on Form S-4 filed on April 5, 2021
10.10#	Faraday Future Intelligent Electric Inc. 2021 Stock Incentive Plan	Exhibit 10.10 to the Current Report on Form 8-K filed on July 22, 2021.
10.11	Second Amended and Restated Note Purchase Agreement, dated as of October 9, 2020 among Faraday&Future Inc., FF Inc., Faraday SPE, LLC, and Robin Prop Holdco LLC, as Issuers, the Guarantors party thereto, Birch Lake Fund Management, LP, as Collateral Agent for the benefit of the Secured Parties, U.S. Bank National Association, as Notes Agent for the Purchasers and the Purchasers Party Thereto	Exhibit 10.19 to Registration Statement on Form S-4 filed on April 5, 2021
10.12	First Amendment and Waiver to Second Amended and Restated Note Purchase Agreement, dated as of January 13, 2021 among Faraday&Future Inc., FF Inc., Faraday SPE, LLC, and Robin Prop Holdco LLC, as Issuers, the Guarantors Party Thereto, Birch Lake Fund Management, LP, as Collateral Agent for the benefit of the Secured Parties, U.S. Bank National Association, as Notes Agent for the Purchasers and the Purchasers party thereto	Exhibit 10.20 to Registration Statement on Form S-4 filed on April 5, 2021
10.13	Second Amendment and Waiver to Second Amended and Restated Note Purchase Agreement, dated as of March 1, 2021 among Faraday&Future Inc., FF Inc., Faraday SPE, LLC, and Robin Prop Holdco LLC, as Issuers, the Guarantors party thereto, Birch Lake Fund Management, LP, as Collateral Agent for the benefit of the Secured Parties, U.S. Bank National Association, as Notes Agent for the Purchasers and the Purchasers party thereto	Exhibit 10.21 to Registration Statement on Form S-4 filed on April 5, 2021
10.14	Ares Capital Corporation Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.22 to Registration Statement on Form S-4 filed on April 5, 2021
10.15	Ares Centre Street Partnership Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.23 to Registration Statement on Form S-4 filed on April 5, 2021
10.16	Ares Credit Strategies Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.24 to Registration Statement on Form S-4 filed on April 5, 2021
10.17	Ares Direct Finance I LP Priority Last Out Secured Promissory Note by Faraday&Future Inc., FF Inc., Faraday SPE, LLC	Exhibit 10.25 to Registration Statement on Form S-4 filed on April 5, 2021
10.18#	Offer Letter dated November 23, 2018 between Jiawei Wang and Faraday&Future Inc.	Exhibit 10.26 to Registration Statement on Form S-4 filed on April 5, 2021
10.19#	Compensation Adjustment Letter dated July 1, 2019 between Jiawei Wang and Faraday&Future Inc.	Exhibit 10.27 to Registration Statement on Form S-4 filed on April 5, 2021
10.20#	Compensation Adjustment Letter dated October 16, 2018 between Jiawei Wang and Faraday&Future Inc.	Exhibit 10.28 to Registration Statement on Form S-4 filed on April 5, 2021
10.21#	Offer Letter dated October 10, 2018 between Tin Mok and Faraday&Future Inc.	Exhibit 10.29 to Registration Statement on Form S-4 filed on April 5, 2021
10.22#	Sign On Bonus Addendum Letter dated March 26, 2019 between Chui Tin Mok and Faraday&Future Inc.	Exhibit 10.30 to Registration Statement on Form S-4 filed on April 5, 2021
10.23#	Sign On Bonus Addendum Letter dated March 11, 2018 between Chui Tin Mok and Faraday&Future Inc.	Exhibit 10.31 to Registration Statement on Form S-4 filed on April 5, 2021

10.24#	Smart King Ltd. Equity Incentive Plan, as Adopted on February 1, 2018, as Amended and Restated Effective February 1, 2018	Exhibit 10.32 to Registration Statement on Form S-4 filed on April 5, 2021
10.25#	Form of Smart King Ltd. Equity Incentive Plan Option Award Agreement (United States)	Exhibit 10.33 to Registration Statement on Form S-4 filed on April 5, 2021
10.26#	Form of Smart King Ltd. Equity Incentive Plan Option Award Agreement (China)	Exhibit 10.34 to Registration Statement on Form S-4 filed on April 5, 2021
10.27#	Smart King Ltd. Special Talent Incentive Plan, as Adopted on May 2, 2019, as Amended on July 26, 2020	Exhibit 10.35 to Registration Statement on Form S-4 filed on April 5, 2021
10.28#	Form of Smart King Ltd. Special Talent Incentive Plan Share Option Agreement (Individual)	Exhibit 10.36 to Registration Statement on Form S-4 filed on April 5, 2021
10.29#	Form of Smart King Ltd. Special Talent Incentive Plan Share Option Agreement (Entity)	Exhibit 10.37 to Registration Statement on Form S-4 filed on April 5, 2021
10.30#	Form of Amended and Restated Employment Agreement by and among Faraday Future Intelligent Electric Inc., Faraday&Future Inc. and Dr. Carsten Breitfeld	Exhibit 10.38 to Registration Statement on Form S-4 filed on April 5, 2021
10.31#	Offer Letter dated March 29, 2021 between Zvi Glasman and Faraday & Future Inc.	Exhibit 10.39 to Registration Statement on Form S-4 filed on April 5, 2021
10.32#	Form of Director and Officer Indemnification Agreement by and between the Company and its directors and officers	Exhibit 10.32 to the Current Report on Form 8-K filed on July 22, 2021.
16.1	Letter from Marcum LLP, dated as of July 22, 2021	Exhibit 16.1 to the Current Report on Form 8-K filed on July 22, 2021.
21.1	Subsidiaries of the Registrant	Exhibit 21.1 to the Current Report on Form 8-K filed on July 22, 2021.
99.1	Audited consolidated financial statements of FF Intelligent Mobility Global Holdings Ltd. for the years ended December 31, 2020 and 2019.	Exhibit 99.1 to the Current Report on Form 8-K filed on July 22, 2021.
99.2	Unaudited condensed consolidated financial statements of FF Intelligent Mobility Global Holdings Ltd. as of March 31, 2021 and for the three months ended March 31, 2021 and 2020.	Exhibit 99.2 to the Current Report on Form 8-K filed on July 22, 2021.
99.3	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021.	Exhibit 99.3 to the Current Report on Form 8-K filed on July 22, 2021.

+	Certain schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and/or exhibits to the Securities and Exchange Commission upon its request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: July 22, 2021	By:	/s/ Carsten Breitfeld
	Name:	Dr. Carsten Breitfeld
	Title:	Global Chief Executive Officer